Exhibit (99)(b)

                                 KS BANCORP, INC
                                  P.O. BOX 219
                                 Kenly, NC 27542



                                  PRESS RELEASE


April 25, 2003

Contact:   Harold T. Keen                              Earl W. Worley, Jr
           President and Chief Executive Officer       Chief Financial Officer
           (919) 284-4157                              (919) 284-4157


Kenly, NC -April 25, 2003, KS Bancorp, Inc. (KSAV) Announces First Quarter 2003 Earnings.


KS Bancorp, Inc. today reported consolidated earnings of $471,579 or $.40 diluted earnings per share for the quarter ended March 31, 2003. Earnings for the same period in 2002 were $408,035 or $.35 diluted earnings per share.

Total assets of March 31, 2003 were $194,052,387 compared to total assets of $191,058,774 at December 31, 2002. This represents an increase of $2,993,613 or 1.57%.

KS Bancorp, Inc. is a Kenly, North Carolina-based single bank holding company. KS Bank, Inc., a state-chartered savings bank, is KS Bancorp's sole subsidiary. The Bank emphasizes being a community bank offering traditional banking products and services through its operation of six full service branches located in Kenly, Selma, Clayton, Garner, Goldsboro, and Wilson North Carolina.








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

KS BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

--------------------------------------------------------------------------------------------------

                                                                    March 31,
                                                                      2003            December 31,
                                                                   (unaudited)            2002*
                                                                   -----------            ----
                                                                            (In Thousands)
ASSETS
      Cash and due from banks:
        Interest-earning                                            $   9,017           $   6,746
        Noninterest-earning                                               478                 890
      Investment securities:
        Available for sale                                             21,955              23,297
        Held to maturity                                                   62                  64
      Federal Home Loan Bank stock, at cost                             2,040               1,740
      Presold mortgages in process of settlement                        2,356               1,419
      Loans, net                                                      151,502             150,839
      Accrued interest receivable                                         938               1,034
      Foreclosed assets, net                                              877                 420
      Property and equipment, net                                       4,407               3,948
      Other assets                                                        420                 662
                                                                    ---------           ---------

                                                    TOTAL ASSETS    $ 194,052           $ 191,059
                                                                    =========           =========

LIABILITIES AND STOCKHOLDERS' EQUITY

      Deposits                                                      $ 140,783           $ 138,027
      Advances from Federal Home Loan Bank                             34,800              34,800
      Accrued interest payable                                            282                 309
      Accounts payable and accrued expenses                               436                 413
                                                                    ---------           ---------

                                               TOTAL LIABILITIES      176,302             173,548
                                                                    ---------           ---------

Stockholder's Equity:
      Preferred stock, no par value, 5,000,000 shares authorized;
        no shares issued and outstanding                            $       -           $       -
      Common stock, no par value, authorized 20,000,000 shares;
        1,153,177 shares issued and outstanding in 2003
        and 2002, respectively                                          4,980               4,962
      Unearned ESOP shares                                                (39)                (39)
      Retained earnings, substantially restricted                      12,743              12,455
      Accumulated other comprehensive income                               67                 132
                                                                    ---------           ---------

                                      TOTAL STOCKHOLDERS' EQUITY       17,751              17,511
                                                                    ---------           ---------

                                           TOTAL LIABILITIES AND
                                            STOCKHOLDERS' EQUITY    $ 194,052           $ 191,059
                                                                    =========           =========

*  Derived from audited financial statements

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
KS BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
-----------------------------------------------------------------------------------------------------------

                                                                                Three Months Ended
                                                                                      March 31,
                                                                       ----------------------------------
                                                                             2003                  2002
                                                                           -------               -------
                                                                       (In Thousands except per share data)

INTEREST INCOME
    Loans                                                                  $ 2,751               $ 2,732
    Investment securities
      Taxable                                                                  220                   183
      Tax-exempt                                                                29                     -
    Dividends                                                                   19                    16
    Interest-bearing deposits                                                   14                    18
                                                                           -------               -------

                                           TOTAL INTEREST INCOME             3,033                 2,949
                                                                           -------               -------
INTEREST EXPENSE
    Deposits                                                                   878                 1,116
    Advances from Federal Home Loan Bank                                       322                   236
                                                                           -------               -------

                                          TOTAL INTEREST EXPENSE             1,200                 1,352
                                                                           -------               -------

                                             NET INTEREST INCOME             1,833                 1,597

PROVISION FOR LOAN LOSSES                                                       48                    31
                                                                           -------               -------

                                       NET INTEREST INCOME AFTER
                                       PROVISION FOR LOAN LOSSES             1,785                 1,566
                                                                           -------               -------

NON-INTEREST INCOME
    Service charges on deposit accounts                                        151                   100
    Fees from presold mortgages                                                 82                    68
    Other income                                                                44                    15
                                                                           -------               -------

                                                                               276                   183
                                                                           -------               -------

NON-INTEREST EXPENSE
    Compensation and benefits                                                  796                   640
    Occupancy and equipment                                                    164                   156
    Data processing & outside service fees                                     122                   100
    Insurance                                                                   16                    17
    Other                                                                      198                   175
                                                                           -------               -------

                                      TOTAL NON-INTEREST EXPENSE             1,296                 1,088
                                                                           -------               -------

                                      INCOME BEFORE INCOME TAXES               765                   661

INCOME TAXES                                                                   294                   253
                                                                           -------               -------

                                                      NET INCOME           $   472               $   408
                                                                           =======               =======

    BASIC NET INCOME PER COMMON SHARE                                      $  0.41               $  0.36
                                                                           =======               =======

    DILUTED NET INCOME PER COMMON SHARE                                    $  0.40               $  0.35
                                                                           =======               =======

    DIVIDENDS PER COMMON SHARE                                             $  0.16               $  0.16
                                                                           =======               =======

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